                               Exhibit No. 23(a)


                         Consent of Ernst & Young LLP
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                        Consent of Independent Auditors
                        -------------------------------



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-00000) pertaining to the Medarex, Inc. 2001 Non-Director/Officer Employee Stock Option Plan of our report dated February 10, 2000, with respect to the consolidated financial statements of Medarex, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



                                         /s/ Ernst &Young LLP


MetroPark, New Jersey
February 5, 2001